FIRST CHOICE FUNDS TRUST
                   4400 COMPUTER DRIVE, WESTBOROUGH, MA 01581
                 GENERAL AND ACCOUNT INFORMATION: 1-888-FIRST16


                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information (the "SAI") describes the three existing series of First Choice Funds Trust (each a "Fund," collectively, the "Funds"). The Funds are:

   o First Choice U.S. Treasury Reserve Fund

   o First Choice Cash Reserve Fund

   o First Choice Equity Fund

         Each Fund constitutes a separate investment portfolio of First Choice Funds Trust (the "Trust"), a Delaware business trust and open-end, investment management company. Each portfolio has distinct investment objectives and policies.

         First Choice U.S. Treasury Reserve Fund and First Choice Cash Reserve Fund (collectively, the "Money Market Funds") are money market funds managed by First American Capital Management Inc. ("First American" or the "Adviser"). Each of the Money Market Funds offers three classes of shares -- the Investment Class, the Institutional Class and the Service Class. Investment Class shares are available through authorized financial services companies which provide to investors various administrative services including shareholder servicing, sub-accounting and sub-transfer agency services. The Service Class shares are available to customers who require shareholder servicing. The Institutional Class shares are available to institutional investors. The Investment Class shares impose shareholder servicing, administrative and Rule 12b-1 fees. The Service Class shares impose shareholder servicing and Rule 12b-1 fees. The Institutional Class shares are subject to a minimum investment of $50,000 and do not impose any administrative, shareholder servicing or Rule 12b-1 fees.

         First Choice Equity Fund (the "Equity Fund") is an equity fund managed by First American. The Equity Fund offers two classes of shares -- the Institutional Class and the Retail Class. The Retail Class shares are available to customers through authorized banks, trust companies, broker-dealers or other financial organizations at a sales charge of 4.5% (4.71% of the amount invested). The Institutional Class shares are subject to a minimum investment of $50,000 and are available to institutional investors without a sales charge. The Retail Class shares and the Institutional Class shares are identical in all other respects, with the exception that the Institutional Class shares do not impose any shareholder servicing or Rule 12b-1 fees. See "Other Information -- Capitalization" herein.

         This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the respective prospectuses for the Funds each dated December 15, 1998 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address or information number printed above.


December 15, 1998 as revised on February 10, 1999


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                                TABLE OF CONTENTS

                                                                           PAGE

INVESTMENT POLICIES........................................................  3

INVESTMENT RESTRICTIONS....................................................  9

MANAGEMENT................................................................. 11
Trustees and Officers...................................................... 11
Investment Adviser......................................................... 12
Distribution of Fund Shares................................................ 13
Distribution Plan.......................................................... 13
Administrative Services.................................................... 14
Service Organizations...................................................... 14

DETERMINATION OF NET ASSET VALUE........................................... 15

PORTFOLIO TRANSACTIONS..................................................... 17

TAXATION................................................................... 18

OTHER INFORMATION.......................................................... 20
Capitalization............................................................. 20
Voting Rights.............................................................. 21
Custodian, Transfer Agent and Dividend Disbursing Agent.................... 22
Experts.................................................................... 22
Counsel to the Trust....................................................... 22
Performance Information.................................................... 22

FINANCIAL STATEMENTS....................................................... 25

APPENDIX A - RATINGS OF DEBT SECURITIES.................................... A-1

                               INVESTMENT POLICIES

     The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

     U.S. Treasury Obligations (All Funds). Each Fund may invest, and the U.S. Treasury Reserve Fund invests exclusively (except due to emergency causing disruption of business at the Adviser in which case, in accordance with the procedures adopted by the Board of Trustees, the Fund may temporarily invest in repurchase agreements), in direct obligations of the United States Treasury that have remaining maturities not exceeding thirteen months (397 days). The United States Treasury issues various types of marketable securities consisting of bills, notes and bonds. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis.

     U.S.  Government  Agency  Obligations  (Cash  Reserve  Fund and Equity Fund
Only). Each Fund may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. Each Fund may purchase securities issued or guaranteed by the Government National Mortgage Association, which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation; therefore, in the event of a default prior to maturity, there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

     Commercial Paper (Cash Reserve Fund and Equity Fund Only). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund is, at the time of investment: (i) rated within the highest rating category of at least two of the nationally recognized statistical rating organizations ("NRSROs") that have rated the security; (ii) if rated by only one such rating organization, rated within the highest rating category of that rating organization; or (iii) if unrated, determined by the Adviser to be of an investment quality comparable to the rated securities in which the Fund may invest pursuant to guidelines established by the Board of Trustees.

     Convertible Securities (Equity Fund Only). Convertible securities are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into shares of common stock. Convertible securities rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market value of convertible securities tend to increase when interest rates decline and conversely, tend to decline when interest rates increase. In addition, the prices of convertible securities often reflect changes in the value of the underlying common stock.

     Debt Securities (Cash Reserve Fund and Equity Fund Only). Each Fund's investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for the Fund. The Cash Reserve Fund may invest only in high quality debt securities as described in the Prospectus. The Equity Fund may invest in investment grade debt securities rated Baa or better by Moody's Investors Services, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P", a division of McGray Hill Companies, Inc.) or, if unrated, judged by the Adviser to be of comparable quality. If the rating of a security falls below investment grade, management will consider appropriate action consistent with the Fund's investment objective and policies. See Appendix A to the SAI for a discussion of rating categories. Investment in debt securities by the Equity Fund is limited to periods when, in the opinion of the Adviser, a temporary defensive position is consistent with the best interest of shareholders. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, the Fund's Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

     Bank Obligations (Cash Reserve Fund and Equity Fund Only). These obligations include, but are not limited to the following domestic, Eurodollar and Yankeedollar obligations: certificates of deposits, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with a commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Eurodollar obligations are U.S. Dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. Bearer deposit notes are obligations of a bank, rather than a bank holding company. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt, except certificates of deposit.

     Variable and Floating Rate Demand and Master Demand Obligations (Cash Reserve Fund and Equity Fund Only). Each Fund may, consistent with its permitted investment policies, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions, and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

     Each Fund may also buy variable rate master demand obligations. The terms of these obligations permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit weekly, and in some instances daily, changes in the amounts borrowed. A Fund has the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. Each Fund has no limitations on the types of issuers from whom such obligations may be purchased. The Funds will invest in unrated variable rate master demand obligations only when such obligations are determined by the Adviser or, pursuant to guidelines established by the Board of Trustees, to be of comparable quality to rated issuers or instruments eligible for investment by a Fund.

     When-Issued and Delayed-Delivery Securities (All Funds). The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Funds will maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to the value of such commitments. On the delivery dates for such transactions, each Fund will meet obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser considers such action advisable as a matter of investment strategy. Such transactions have the effect of leverage on the Funds and may increase the volatility of a Fund's net asset value.

     Investment in Other Mutual Funds (Cash Reserve Fund and Equity Fund Only). Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act") and subject to such investments being consistent with the overall objective and policies of such Fund, provided that any such purchases will be limited to short-term investments in shares of investment companies, and will not, in the aggregate, exceed 10% of a Fund's net assets. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

     Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a particular Fund. The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. A portion of the proceeds from investing cash collateral may be rebated to the borrower. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     Repurchase Agreements (Cash Reserve Fund and Equity Fund Only). The Cash Reserve Fund may invest up to 100% of its net assets in repurchase agreements maturing in seven days or less, however, the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven business days and in securities for which market quotations are not readily available. The Equity Fund may invest in repurchase agreements for cash reserves or for temporary defensive or emergency purposes. The Equity Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven business days and in securities for which market quotations are not readily available. The Funds may enter into agreements with any bank or registered broker-dealer who, in the opinion of the Trustees, present a minimal risk of bankruptcy. Such agreements may be considered to be loans by a Fund for purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

     Reverse Repurchase Agreements (All Funds). The Funds may enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Funds pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     Illiquid Securities (All Funds). Each Fund has adopted a nonfundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the
Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Each Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Funds' investment restriction on illiquid securities.

     The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for such securities.

     Pursuant to guidelines established by, and under the supervision of, the Board of Trustees, the Adviser will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser;
(3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets (except that the Equity Fund may not exceed 15% of its average daily net assets). Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of nonfundamental Investment Restriction No. 1 set forth below. Investments in Rule 144A securities could have the effect of increasing Fund illiquidity.

     Options on Securities Indices (Equity Fund only). The Fund may purchase and sell call and put options on securities indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     A European style put or call option may be exercised only upon expiration or during a fixed period prior thereto while an American style put or call option may be exercised at any time during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below regarding exchange listed options uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other NRSRO.

     If the Fund sells (i.e., issues) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income.

     All calls sold by the Fund must be "covered" (i.e., the Fund must own the futures contract subject to the calls) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     General Characteristics of Futures (Equity Fund only). The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     Short Sales Against the Box (Equity Fund only). The Fund may sell securities "short against the box." While a short sale is the sale of a security that the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

     To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with the Fund's custodian an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities sold short. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Use of Segregated and Other Special Accounts (Equity Fund only). Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid assets with its custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. Liquid assets include equity and debt securities so long as they are readily marketable. The Adviser, subject to oversight by the Board of Trustees, is responsible for determining and monitoring the liquidity of securities in segregated accounts on a daily basis. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated account may consist of notations on the books of the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

         OTC options entered into by the Fund and OCC issued and exchange listed options, will generally provide for cash settlement. As a result, when the Fund sells these instruments, the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. When the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Seller will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. In the case of portfolio securities which are loaned, collateral values of the loaned securities will be continuously maintained at not less than 100% by "marking to market" daily. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures contract, it could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Fund's activities  involving Strategic  Transactions may be limited
by  the   requirements  of  Subchapter  M  of  the  Internal  Revenue  Code  for
qualification as a regulated investment company (see "TAXATION").


                             INVESTMENT RESTRICTIONS

         The following restrictions restate or are in addition to those described under "Investment Restrictions" in the Prospectus. The following Investment Restrictions are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy, or
(ii) more than 50% of the outstanding shares.

         The Equity Fund will invest at least 65% of its total assets in equity securities.

         Each Fund, except as indicated, may not:

         (1) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 10% (33% with respect to the Equity Fund) of the current value of its net assets for temporary or emergency purposes, and such borrowings may be secured by the pledge the Fund's assets (limited with respect to the Money Market Funds to not more than 15% of the current value of total net assets) (but investments may not be purchased by the Fund while any such borrowings exist);

         (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any reverse repurchase agreement or any permitted borrowing;

         (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

         (4) Invest in real property (including limited partnership interests, but excluding real estate investment trusts and master limited partnerships), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions (except with respect to the Equity Fund to the extent permitted with regard to its nonfundamental policy #7 below);

         (5) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act;

         (6) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except for the Cash Reserve Fund, which will concentrate its investments in obligations issued by the banking industry, both domestic and foreign), provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;

         (7) Purchase a security if, as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities (except that the Cash Reserve Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days), or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer (except that with respect to the Equity Fund, this restriction shall apply only with respect to 75% of its total assets); or

         (8) Invest more than 5% of its net assets in warrants which are unattached to securities, nor more than 2% of the value of the Fund's net assets in warrants which are not listed on the New York or American Stock Exchanges.

         The following investment restrictions are nonfundamental policies which may be changed by approval of a majority of the Board of Trustees:

         Each Fund, except as indicated, may not:

         (1) Invest more than 10% (15% with respect to the Equity Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days notice);

         (2) Invest in companies for the purpose of exercising control or management;

         (3) Invest more than 10% of its net assets in shares of other investment companies;

         (4)  Sell  securities   short,   except  to  the  extent  that  a  Fund
contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         (5) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (6) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such Issuer; or

         (7) Write, purchase or sell puts, calls or combinations thereof except the Equity Fund may purchase or sell financial futures contracts, options on financial futures contracts and options on securities indices, as permitted by applicable law.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The names, ages and the principal occupations for the past five years of the Trustees and executive officers of the Trust, are listed below. All of the Trustees are deemed to be "non-interested persons" of the Trust for purposes of the 1940 Act.

Principal Occupation
Name and Address, Age                        Position Held with the Trust
(during past 5 years)
---------------------                        ----------------------------
---------------------

JOHN J. PILEGGI                              Chairman of
President and Chief Executive  Officer
ING Mutual Funds Management Co. LLC          the Board of Trustees            of
ING  Mutual  Funds  Management  Co.
18 Campus Boulevard, Suite 200
LLC  (since  August  1998);  Director,
Newtown Square, PA  19073
Furman Selz LLC (since  1994);  Senior
Age 39
Managing  Director,  Furman  Selz  LLC

(1992-1994).

DENNIS W. DRAPER                             Trustee
Associate   Professor  of  Finance  at
University of Southern California
University  of  Southern    California
School of Business,
since    1978;    Director   of   Data
Hoffman, 701F
Analysis,  Inc. (financial  services);
Los Angeles, CA  90089
and  Editorial  Board of Chicago Board
Age 48                                                                        of
Trade.

JOSEPH N. HANKIN                             Trustee
President,    Westchester    Community
75 Grasslands Road
College since 1971;  Adjunct Professor
Valhalla, NY 10595                                                            of
Columbia    University   Teachers
Age 58
College since 1976.

RICHARD WEDEMEYER                            Trustee
Vice     President,     The    Channel
5 High Ridge Park
Corporation   since  July  1996;  Vice
Stamford, CT  06878
President  of  Performance  Advantage,
Age 62
Inc.   1992   to   July   1996;   Vice

President of Jim Henson Productions

from 1979 to 1992; Author of In Transition

(Harper Collins); co-founder and co-conductor
                                                                              of
Harvard Business School Club of New

York Career Seminar; Trustee of Jim

Henson Legacy trust.

JYLANNE DUNNE                                President of the Trust
Vice  President of Client  Services of
First Data Investor Services Group, Inc.
First Data  Investor  Services  Group,
4400 Computer Drive
Inc. since 1994.
Westborough, MA  01581
Age 38


DIANA TARNOW                                 Treasurer of the Trust
Vice President,  Fund  Administration,
First Data Investor Services Group, Inc.
First Data  Investor  Services  Group,
4400 Computer Drive
Inc.  since 1997;  Vice  President  of
Westborough, MA  01581
Financial     Reporting     and    Tax
Age 36
(1994-1997);  Assistant Vice President
                                                                              of
Financial  Reporting,  The  Boston

Company, Inc. (1989-1994).

COLEEN DOWNS DINNEEN, ESQ.                   Secretary of the Trust
Counsel,  Mutual Fund Legal  Division,
First Data Investor Services Group, Inc.
First Data  Investor  Services  Group,
One Exchange Place
Inc.  since  1997.   Vice   President,
Boston, MA  02109
Scudder,   Stevens   &   Clark,   Inc.
Age 37
(1989-1996).

         The following table sets forth certain information regarding the compensation paid to the Trustees for the fiscal year ended September 30, 1998. No officer of the Trust receives compensation from the Funds. No Trustee receives pension or retirement benefits from the Funds.

                               AGGREGATE              TOTAL COMPENSATION FROM
                          COMPENSATION FROM THE              THE FUND
                                TRUST                        COMPLEX

John J. Pileggi, Trustee       $7,000                         $7,000
Dennis W. Draper, Trustee      $8,000                         $8,000
Joseph N. Hankin, Trustee      $8,000                         $8,000
Richard Wedemeyer, Trustee     $8,000                         $8,000

         Trustees of the Trust receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting attended and $ 1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

         Officers and Trustees of the Trust, as a group, own less than 1% of the outstanding shares of the Funds.

INVESTMENT ADVISER

         First American has provided investment advisory services to the Funds since inception pursuant to an advisory agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, First American makes investment decisions for the Funds. The Advisory Agreement provides that, as compensation for its services thereunder, First American is entitled to receive from each Fund a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus. For the fiscal year ended September 30, 1998, First American earned $225,778 from the U. S. Treasury Reserve Fund, $269,075 from the Cash Reserve Fund and for the period June 2, 1998 through September 30, 1998 First American received $49,754 from the Equity Fund, of those amounts $188,149, $207,365 and $49,754 were waived. In addition, First American Capital Management, Inc. reimbursed the Equity Fund $4,172. For the fiscal year ended September 30, 1997, First American received $168,045 from the U.S. Treasury Reserve Fund and $113,162 from the Cash Reserve Fund, of those amounts $146,252 and $100,521 were waived and $72,732 and $74,316 were reimbursed.

         With respect to the Equity Fund, the Adviser utilizes, as part of the investment process, a quantitative model developed by Haugen Custom Financial Systems, a registered investment adviser with offices at 4199 Campus Drive, Suite 350, Irvine, CA 92612. Under the 1940 Act, Haugen Custom Financial Systems may be deemed to be a sub-adviser to the Equity Fund. The Adviser has entered into an agreement with Haugen Custom Financial Systems for the use of its model. The Adviser pays Haugen Custom Financial Systems a monthly fee at the annual rate of .065% of the Equity Fund's average daily net assets on the first $100 million; .125% of the Equity Fund's average daily net assets on the next $100 million and .03% of the Equity Fund's average daily net assets exceeding $200 million. For the period June 2, 1998 through September 30, 1998, Haugen Custom Financial Systems received fees of $6,666.67.

         First American has agreed voluntarily to waive or reimburse all or a portion of the advisory fee and/or to assume voluntarily certain expenses of the Funds to the extent necessary to maintain the total expense ratio of each Fund at no more than as set forth in the table of Fund Expenses in the Prospectus.

         First American is located at 567 San Nicolas Drive, Suite 101, Newport Beach, California 92660 and is a wholly-owned subsidiary of The First American Financial Corporation. First American was organized on December 1, 1995, to provide business management, advisory, administrative and asset management consulting services and is a registered investment adviser.

         The Advisory Agreements for the Funds will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreements may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, on 60 days written notice by either party to the Contract and will terminate automatically if assigned.

DISTRIBUTION OF FUND SHARES

         The Trust retains First Data Distributors Inc. to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement provides that the Distributor will use efforts it deems appropriate to solicit orders for the sale of shares and may enter into sales or servicing agreements with securities dealers, financial institutions and other industry professionals as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

DISTRIBUTION PLAN

         The Trustees of the Trust have voted to adopt a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act for the Investment Class and the Service Class shares of the Money Market Funds and the Retail
Class shares of the Equity Fund after having concluded that there is a reasonable likelihood that the Plan will benefit the Investment Class, Service Class and Retail Class shares of the respective Funds and their shareholders. The Plan provides for a monthly payment by the Investment Class, Service Class and Retail Class shares of the respective Funds to the Distributor in such amounts that the Distributor may request, or for direct payment by the Fund, for certain costs incurred under the Plan, subject to periodic Board approval, provided that each such payment is based on the average daily value of the net assets of the Investment Class, Service Class and the Retail Class shares during the preceding month and is calculated at an annual rate not to exceed 0.25%. The Distributor will use all amounts received under the Plan for payments to broker-dealers or financial institutions (not including banks) for their assistance in distributing shares of the Investment Class, Service Class and the Retail Class and otherwise promoting the sale of Investment Class, Service Class and Retail Class shares, including payments in amounts based on the average daily value of Investment Class, Service Class and Retail Class shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors or the preparation, printing and distribution of sales literature and expenses associated with media advertisements.

         The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Board of Trustees and the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan voted to approve the Plan at a meeting held on August 28, 1997. The Plan was submitted to the shareholders of the Investment Class, the Service Class and the Retail Class and approved at a special meeting of shareholders held on August 23, 1996 with respect to the Service Class shares and a consent of sole shareholder dated April 20, 1998 with respect to the Investment Class shares and the Retail Class shares. The Plan is terminable with respect to each Class at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Administration Agreement or by vote of the holders of a majority of the shares of the Funds.

         For the fiscal year ended September 30, 1998, no 12b-1 fees were paid to the Distributor pursuant to the 12b-1 plan.

ADMINISTRATIVE SERVICES

         On September 22, 1997, First Data Investor Services Group, Inc. (the "Administrator") replaced BISYS Fund Services ("BISYS") as administrator of the Trust. The Administrator provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds. In addition, the Administrator furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with the Administrator. For these services, the Administrator receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets. The Administrator receives a separate fee for providing fund accounting services pursuant to the Administration Agreement.

         The Administration Agreement is for a three-year term and renewal thereof is subject to approval by a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administration Agreement. The Administration Agreement may be terminated in the event the Administrator has failed to meet the performance standards set forth therein or pursuant to a breach of performance under the Transfer Agency and Service Agreement.

         For the period October 1, 1996 through September 21, 1997, BISYS earned $81,351 and $54,419 for the U.S. Treasury Reserve Fund and Cash Reserve Fund of which $70,042 and $42,564 were waived. For the period September 22, 1997 through September 30, 1997, the Administrator earned $890 and $721 for the U.S. Treasury Reserve Fund and Cash Reserve Fund. For the fiscal year ended September 30, 1998, the Administrator earned $112,889 and $134,538 for the U.S. Treasury Reserve Fund and Cash Reserve Fund and for the period June 2, 1998 through September 30, 1998, the Administrator earned $7,463 for the Equity Fund, of those amounts $68,757, $52,753 and $4,975 were waived.

SERVICE ORGANIZATIONS

         The Trust also contracts with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain services for the Investment Class, the Service Class and the Retail Class.
Services provided by Service Organizations may include, among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders' orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders' designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Investment Class, the Service Class or the Retail Class to the respective shareholders; and providing such other services as the Investment Class, the Service Class or the Retail Class or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. In addition, with respect to the Investment Class and Service Class shares, a Service Organization may provide recordkeeping, sub-accounting, sub-transfer agency, communicating with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services. Neither the Administrator nor the Distributor will be a Service Organization or receive additional fees for administration or servicing.

         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each
Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                        DETERMINATION OF NET ASSET VALUE

Money Market Funds

         The Money Market Funds will use the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Funds would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which: (1) have received one of the two highest short-term ratings by at least two NRSROs, such as "A-l" by S&P and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or
(3) are unrated, but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board.

         In addition, a Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that a Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation and except that the Cash Reserve Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days pursuant to the safe harbor available in Rule 2a-7. Furthermore, the limitation does not apply with respect to conditional and unconditional puts issued by a single issuer, provided that no more than 10% of a Fund's total assets are invested in securities issued or guaranteed by the issuer of the put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of a Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of a Fund's total assets or $ 1,000,000.

         Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $ 1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

Equity Fund

         In valuing the Equity Fund's assets, a security listed on an exchange or through any system providing for daily publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) will be valued at its last sale price prior to the close of regular trading. Lacking any sales, the security will be valued at the mean between the last asked price and the last bid price prior to the close of regular trading.

         Securities for which daily publication of actual prices is not available and for which bid and asked quotations are readily available will be valued at the mean between the current bid and asked prices for such securities in the over-the-counter market. Other securities will be valued at their fair value as determined in good faith by or under the direction of the Trustees. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Trustees.

         The value of a security which is not readily marketable and which accordingly is valued by or under the direction of the Trustees is valued periodically on the basis of all relevant factors which may include the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, any potential sale of such security by or to another investor as well as traditional methods of private security analysis.

         Following the calculation of security values in terms of the currency in which the market quotation used is expressed ("local currency"), the valuing agent will calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into U.S. dollars at the rates of exchange prevailing at the value time as determined by the valuing agent.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Equity Fund's net asset value is not calculated. The Equity Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of some of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Equity Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.


                             PORTFOLIO TRANSACTIONS

         Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Boards of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

Money Market Funds

         Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Funds primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust or First American are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The policy of each Money Market Fund of investing in securities with short maturities may result in high portfolio turnover. For the fiscal year ended September 30, 1998, the Money Market Funds did not pay any brokerage commissions.

         First American may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to First American. By allocating transactions in this manner, First American is able to supplement its research and analysis with the views and information of securities firms.

Equity Fund

         First American conducts all of the trading operations for the Equity Fund. First American places portfolio transactions with or through issuers, underwriters and other brokers and dealers and expects to use its affiliated broker-dealer, Pacific American Securities LLC, for a significant portion of the Equity Fund's brokerage transactions. First American owns a minority interest in Pacific American Securities. Pacific American Securities receives commissions and it reserves the right to receive a ticket charge from the Fund although it currently does not engage in this practice. A ticket charge involves the pass-through by Pacific American of any costs incurred to complete a trade.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Equity Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Sub-Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. For the period June 2, 1998 through September 30, 1998, the Equity Fund paid $19,840 for brokerage commissions, of which $13,245 was indirectly paid to Pacific American Securities LLC.

         Annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. The Equity Fund's portfolio turnover rate for the period ended September 30, 1998 was 47%.


                                    TAXATION

         Each Money Market Fund has qualified and elected to be treated for its most recent fiscal year and the Equity Fund intends to so qualify and elect and each Fund intends to continue to qualify and elect to be treated, as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, an electing Fund must: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, except that such other securities of any one issuer must be limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         The Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders provided that they distribute to their shareholders at least 90% of their net investment income and tax-exempt income earned in each year. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner, whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon whether the shareholder's holding period for the shares is more than one year. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period beginning 30 days before and ending 30 days after the disposal of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if
(1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).


                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Delaware business trust established under a Declaration of Trust dated June 5, 1996 and currently consists of three separately managed portfolios. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

         Each of the Money Market Funds offers three classes of shares - the Investment, the Institutional and the Service classes of shares. The Investment Class shares are available through authorized financial services companies which provide to investors various administrative services including shareholder servicing, sub-accounting and sub-transfer agency services. The Service Class shares are available to customers who require shareholder servicing. The Institutional Class shares are subject to a minimum investment of $50,000 and do not impose any administrative, servicing or Rule 12b-1 fees. The Investment Class shares are subject to administrative fees and the Investment Class shares and the Service Class shares are subject to Rule 12b-1 fees and shareholder service fees.

         The Equity Fund offers two classes of shares -- the Institutional Class and the Retail Class. The Retail Class shares are available to customers through authorized banks, trust companies, broker-dealers or other financial organizations at a sales charge of 4.5% (4.71% of the amount invested). The Institutional Class shares are subject to a minimum investment of $50,000 and are available to investors without a sales charge. The Retail Class shares and the Institutional Class shares are identical in all other respects, except that the Institutional Class shares do not impose any shareholder servicing or Rule 12b-1 fees.

         Expenses incurred in connection with each Fund's organization and the public offering of its shares have been deferred and are being amortized on a straight-line basis over a period of not more than five years.

         As of November 20, 1998, the following shareholders owned 5% or more of the Funds:

U.S. Treasury Reserve Fund -   TrustMark National Bank                   57.36%
Service Class                  Trust Dept., Room 1030
                               P.O. Box 291
                               Jackson, MS  39205

                               TrustMark National Bank                   39.72%
                               248 E. Capitol Street, Room 1030
                               Jackson, MS  39205

U.S. Treasury Reserve Fund     First American Trust Company              92.8%
-Institutional Class           421 North Main Street
                               Santa Ana, CA  92701

U.S. Treasury Reserve Fund     First Data Distributors Inc.              100%
-Investment Class              4400 Computer Drive
                               Westborough, MA  01581

Cash Reserve Fund -            First American Title Insurance Company     72%
Service Class                  114 E. 5th Street
                               Santa Ana, CA  92701

                               Maxine S. Haun                           16.25%
                               1630 S. Pomona Avenue, C26
                               Fullerton, CA  92832

                               Furman Selz Mutual Funds                   11%
                               3435 Stelzer Road
                               Columbus, OH  43219

Cash Reserve Fund -            First American Trust Company              99.1%
Institutional Class            421 North Main Street
                               Santa Ana, CA  92701

Cash Reserve Fund -            First Data Distributors Inc.              100%
Investment Class               4400 Computer Drive
                               Westborough, MA  01581

Equity Fund - Retail Class     Michael Cardullo                         57.32%
                               402 Madison Avenue
                               Cresskill, NJ  07626

                               Josephine Castellani                       18%
                               2070 Arbor Circle
                               Brea, CA  92821

                               Semper Trust                              9.23%
                               5315 Brockwood Street
                               Long Beach, CA  90808

                               Deborah A. Castellani                     7.2%
                               2070 Arbor Circle
                               Brea, CA  92821

Equity Fund - Institutional
              Class            First American Trust Company             99.67%
                               421 North Main Street
                               Santa Ana, CA  92701

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholder meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company acts as custodian of the Trust's assets. First Data Investor Services Group, Inc. acts as transfer agent and dividend disbursing agent for the Funds.

EXPERTS

         PricewaterhouseCoopers   LLP  has  been  selected  as  the  independent
accountants for the Trust. PricewaterhouseCoopers LLP provides audit and tax services and assistance in connection with certain SEC filings.
PricewaterhouseCoopers LLP is located at 160 Federal Street, Boston, MA 02110.

COUNSEL TO THE TRUST

         Paul, Weiss, Rifkind, Wharton & Garrison serves as counsel to the Trust and from time to time provides advice to the Adviser.

PERFORMANCE INFORMATION

         From time to time each Fund may calculate its performance for inclusion in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated by the Funds as described below.

Yield

         The Money Market Funds may, from time to time, include their yield and effective yield in advertisements or reports to shareholders or prospective investors.

         Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro-rata share of each such Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

 Effective Yield = [(Base Period Return + 1)365/7]-1.

         Quotations of yield will reflect only the performance of a hypothetical investment in the Money Market Funds during the particular time period shown. Yield for the Money Market Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         For the period ended October 28, 1998, the seven-day yield for U.S. Treasury Reserve Fund Institutional Class and Service Class were 4.41% and 4.16%, respectively. For the same seven-day period, the effective yield for the Institutional Class and Service Class were 4.51% and 4.25%, respectively. For the period ended October 28, 1998, the Investment Class had no investment activity.

         For the period ended October 28, 1998, the seven-day yield for the Cash Reserve Fund Institutional Class and Service Class were 4.98% and 4.72%, respectively. For the same seven-day period, the effective yield for the Institutional Class and Service Class were 5.10% and 4.83%, respectively. For the period ended October 28, 1998, the Investment Class had no investment activity.

         In connection with communicating its yields to current or prospective shareholders, the Money Market Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices, which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Average Annual Total Return

         Average Annual Total Return is the average annual compound rate of return for the periods of one year and the life of the Equity Fund, each ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Equity Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in the Equity Fund's shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                                    T = (ERV/P)1/n - 1

         Where:

         P         =       a hypothetical initial investment of $1,000

         T         =       average annual total return

         n         =       number of years

         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Cumulative Total Return

         Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Equity Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Equity Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                                     C = (ERV/P) - 1

         Where:

         C         =       cumulative total return

         P         =       a hypothetical initial investment of $1,000

         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Total Return

         Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return. The total return for the year ended September 30, 1998 for the U.S. Treasury Reserve Fund Institutional Class and Service Class was 4.97% and 4.88%, respectively. The total return for the year ended September 30, 1998 for the Cash Reserve Fund Institutional Class and Service Class was 5.29% and 5.19%, respectively. The annualized total return for the year ended September 30, 1998 for the Equity Fund Institutional Class and Retail Class was (5.30) and (5.40), respectively.

Capital Change

         Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

         Quotations of the Equity Fund's performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Equity Fund will vary based on changes in market conditions and the level of the Equity Fund's expenses.

Comparison of Portfolio Performance

         Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner or the differences are understood. Investors should consider the methods used to calculate performance when comparing the performance of a Fund with the performance of other investment companies or other types of investments.

         In connection with communicating performance to current or prospective shareholders, the Funds also may compare these figures (a) to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs or (b) to the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but this Index generally does not reflect deductions for administrative and management costs and expenses.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

         Since the assets in funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in fund literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and asset-size class, as applicable, for the ranking in question.

         Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.

         Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield or average annual total return of the Funds for those investors. Investors who maintain accounts with the Trust as transfer agent will not pay these fees.

                              FINANCIAL STATEMENTS

         The financial statements for the Trust including the notes thereto, dated September 30, 1998 have been audited by PricewaterhouseCoopers LLP and are incorporated by reference in their entirety into this Statement of Additional Information from the Annual Report of the Trust dated September 30, 1998.

                                   APPENDIX A

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

S&P:

         Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned and actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.